Exhibit 99.1

ITT Reports Solid 2008 Fourth Quarter and Full-Year Results

  Fourth quarter 2008 revenue up 17 percent year-over-year to $2.9 billion, earnings from continuing operations up 37 percent to 96 cents per share
  Full-year 2008 revenue up 30 percent compared to prior year to $11.7 billion, earnings from continuing operations up 23 percent to $4.23 per share
  Ends 2008 with free cash flow of $871 million, a 112 percent conversion of income from continuing operations
  Previous 2009 earnings per share guidance of $3.60 to $4.00 maintained

WHITE PLAINS, N.Y.--(BUSINESS WIRE)--February 4, 2009--ITT Corporation (NYSE: ITT) today reported 2008 fourth quarter revenue of $2.9 billion and income from continuing operations of $176 million, or 96 cents per share. Excluding special items, income from continuing operations for the quarter was $149 million, or 82 cents per share, up a penny year-over-year as benefits from recent acquisitions and operational improvements offset higher costs from aggressive restructuring and realignment activities.

For the full-year 2008, ITT reported record revenues of $11.7 billion and income from continuing operations of $775 million, or $4.23 per share. Excluding special items, income rose to $741 million, or $4.04 per share, representing 23 percent earnings growth year-over-year. Free cash flow, representing cash from operations less capital expenditures, for the year topped $871 million, a 112 percent conversion of income from continuing operations.

“Despite a global economic environment that deteriorated as the year progressed, our business continued to perform on the strength of a well-balanced portfolio and teams that met the adversity in their markets head on,” said Steve Loranger, ITT’s chairman, president and chief executive officer. “And while we expect 2009 to be more difficult, we take great pride in having achieved another record year of revenue and earnings growth in 2008.”

Loranger added, “We are maintaining our previous 2009 earnings guidance. While the challenges that lie ahead are significant, we believe our leaders are taking the necessary actions to best position the company for these difficult times. And while we’ve made some tough choices in recent months to manage costs aggressively, we remain committed to our long-term strategies and will continue to invest in our future success.”

2008 Fourth Quarter and Full-Year Business Segment Results

Defense Electronics & Services

  Fourth quarter 2008 revenue for the Defense Electronics & Services segment was up 39 percent, compared to the year ago period, to $1.6 billion, on strong organic revenue growth of seven percent. ITT’s Advanced Engineering & Sciences and Night Vision businesses led the growth. Fourth quarter operating income for the segment grew to $188 million, up 50 percent on a comparable basis.
  Full-year 2008 revenue for the segment reached $6.3 billion, up 50 percent over 2007, primarily attributable to eight percent organic revenue growth and the successful integration of EDO Corporation. For the full year, operating income for the segment was $727 million, a 45 percent improvement year-over-year.
  At the close of 2008, the Defense segment had a funded backlog of $5.24 billion, providing good visibility into the year ahead.

Fluid Technology

  ITT’s Fluid Technology segment reported fourth quarter 2008 revenue of $984 million, roughly flat on a year-over-year basis, with solid organic revenue growth of seven percent, offset by the negative impact of foreign currency exchange. Fourth quarter segment operating income was $96 million, which is down 24 percent from the comparable prior year period due primarily to higher costs associated with aggressive restructuring activity during the quarter.
  For the full-year 2008, the segment grew nine percent year-over-year on revenue of $3.8 billion, including solid organic revenue growth of eight percent. The segment generated operating income of $469 million, up eight percent on a comparable basis, as organic growth and productivity improvements more than offset negative impacts from restructuring and foreign currency exchange.

Motion & Flow Control

  Fourth quarter 2008 revenue for the Motion & Flow Control segment was down 12 percent on comparable basis to $327 million. Organic revenue declined nine percent with challenging conditions in many of the segment’s end markets including marine and automotive. The segment reported a fourth quarter operating loss of $4 million, as lower volume, restructuring activity and costs associated with business dispositions during the quarter significantly offset productivity improvements and favorable foreign currency exchange.

  Full-year 2008 revenue for the segment was $1.6 billion, up 19 percent over 2007. For the year, operating income grew two percent on a comparable basis to $192 million.

Investor Call Today

ITT's senior management will host a conference call for investors today at 9:00 a.m. Eastern Standard Time to review fourth quarter and full-year performance and answer questions. The briefing can be monitored live via webcast at the following address on the company's Web site: www.itt.com/ir.

About ITT Corporation

ITT Corporation (www.itt.com) is a diversified high-technology engineering and manufacturing company dedicated to creating more livable environments, enabling communications and providing protection and safety. The company plays an important role in vital markets including water and fluids management, global defense and security, and motion and flow control.

Safe Harbor Statement

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 ("the Act"). These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations and income tax accounting, and changes in generally accepted accounting principles. Recent distress in the financial markets has had an adverse impact on the availability of credit and liquidity sources. Continued market deterioration could jeopardize certain counterparties' obligations, including those of our insurers and financial institutions. Other factors are more thoroughly set forth in Item 1. Business, Item 1A. Risk Factors, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements in the ITT Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITT CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED INCOME STATEMENTS
(In millions, except per share)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

Sales and revenues	$2,945.0	$2,528.7	$11,694.8	$9,003.3

Costs of sales and revenues	2,128.3	1,828.1	8,439.4	6,435.0
Selling, general and administrative expenses	440.1	364.2	1,723.5	1,342.7
Research and development expenses	71.8	52.4	244.3	182.3
Restructuring and asset impairment charges, net	61.6	35.0	77.5	66.1
Total costs and expenses	2,701.8	2,279.7	10,484.7	8,026.1

Operating income	243.2	249.0	1,210.1	977.2
Interest expense	39.5	46.2	140.8	114.9
Interest income	6.7	18.6	31.3	49.6
Miscellaneous expense (income), net	2.5	2.8	13.1	13.4
Income from continuing operations before income taxes	207.9	218.6	1,087.5	898.5
Income tax expense	32.4	90.2	312.3	265.5
Income from continuing operations	175.5	128.4	775.2	633.0
Discontinued operations, net of tax	10.0	29.9	19.5	109.1
Net income	$185.5	$158.3	$794.7	$742.1

Earnings Per Share:
Income from continuing operations:
Basic	$0.97	$0.71	$4.29	$3.51
Diluted	$0.96	$0.70	$4.23	$3.44
Discontinued operations:
Basic	$0.06	$0.17	$0.11	$0.60
Diluted	$0.06	$0.16	$0.10	$0.59
Net income:
Basic	$1.03	$0.88	$4.40	$4.11
Diluted	$1.02	$0.86	$4.33	$4.03

Average Common Shares — Basic	180.5	180.5	180.7	180.6
Average Common Shares — Diluted	182.4	183.9	183.4	184.0

ITT CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)
(Unaudited)

	December 31,	December 31,
	2008	2007

Assets
Current Assets:
Cash and cash equivalents	$964.9	$1,840.0
Receivables, net	1,961.1	1,935.0
Inventories, net	803.8	887.6
Deferred income taxes	203.4	105.9
Other current assets	131.0	161.3
Total current assets	4,064.2	4,929.8

Plant, property and equipment, net	993.9	980.3
Deferred income taxes	608.5	29.7
Goodwill, net	3,831.3	3,829.7
Other intangible assets, net	616.5	733.0
Other assets	365.8	1,050.2
Total assets	$10,480.2	$11,552.7

Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$1,234.6	$1,296.8
Accrued expenses	991.2	958.9
Accrued taxes	30.2	40.9
Notes payable and current maturities of long-term debt	1,679.0	3,083.0
Pension and postretirement benefits	68.8	68.5
Deferred income taxes	26.7	8.2
Total current liabilities	4,030.5	5,456.3

Pension and postretirement benefits	2,141.6	764.6
Long-term debt	467.9	483.0
Other liabilities	780.3	904.0
Total liabilities	7,420.3	7,607.9

Shareholders' equity	3,059.9	3,944.8
Total liabilities and shareholders' equity	$10,480.2	$11,552.7

ITT CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve Months Ended
	December 31,
	2008	2007
Operating Activities Net income	$794.7	$742.1
Less: Income from discontinued operations	(19.5)	(109.1)
Income from continuing operations	775.2	633.0

Adjustments to income from continuing operations:
Depreciation and amortization	278.3	185.4
Stock-based compensation	30.8	34.6
Restructuring and asset impairment charges, net	77.5	66.1
Payments for restructuring	(54.1)	(51.5)
Change in receivables	(112.9)	(236.7)
Change in inventories	70.4	111.8
Change in accounts payable and accrued expenses	61.3	137.2
Change in accrued and deferred taxes	19.7	(34.1)
Change in other current and non-current assets	(21.9)	(106.0)
Change in other current and non-current liabilities	(0.8)	47.2
Other, net	(3.9)	11.1
Net cash — operating activities	1,119.6	798.1

Investing Activities Additions to plant, property and equipment	(248.7)	(239.3)
Acquisitions, net of cash acquired	(275.7)	(2,009.2)
Proceeds from sale of assets and businesses	21.6	283.6
Other, net	(0.1)	6.8
Net cash — investing activities	(502.9)	(1,958.1)

Financing Activities Short-term debt, net	(1,229.0)	2,311.9
Long-term debt repaid	(23.3)	(15.2)
Long-term debt issued	0.6	0.5
Repurchase of common stock	(75.0)	(299.0)
Proceeds from issuance of common stock	34.4	65.4
Dividends paid	(120.9)	(96.6)
Tax benefit from stock option exercises and restricted stock award lapses	6.7	15.0
Other, net	(0.9)	(0.9)
Net cash — financing activities	(1,407.4)	1,981.1

Exchange Rate Effects on Cash and Cash Equivalents	(73.4)	103.0

Net Cash — Discontinued Operations:
Operating Activities	(9.1)	(16.2)
Investing Activities	(1.9)	(4.0)
Financing Activities	—	(1.0)

Net change in cash and cash equivalents	(875.1)	902.9
Cash and cash equivalents — beginning of year	1,840.0	937.1
Cash and Cash Equivalents — end of period	$964.9	$1,840.0

ITT Corporation Non-GAAP Reconciliation
Reported vs. Organic Revenue / Orders Growth
Fourth Quarter 2008 & 2007

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)

	Sales & Revenues 3M 2008	Sales & Revenues 3M 2007	Change 2008 vs. 2007	% Change 2008 vs. 2007	Sales & Revenues 3M 2008	Acquisition / Other Contribution 3M 2008	FX Contribution 3M 2008	Adj. Sales & Revenues 3M 2008	Sales & Revenues 3M 2007	Change Adj. 08 vs. 07	% Change Adj. 08 vs. 07

ITT Corporation - Consolidated	2,945.0	2,528.7	416.3	16.5%	2,945.0	(385.1)	93.4	2,653.3	2,528.7	124.6	4.9%

Defense Electronics & Services	1,636.0	1,177.9	458.1	38.9%	1,636.0	(375.6)	1.6	1,262.0	1,177.9	84.1	7.1%
Communications Systems	306.8	250.5	56.3	22.5%	306.8	(38.1)	0.0	268.7	250.5	18.2	7.3%
Space Systems	173.0	166.7	6.3	3.8%	173.0	0.0	0.3	173.3	166.7	6.6	4.0%
Advanced Engineering & Sciences	256.3	149.0	107.3	72.0%	256.3	(72.4)	0.0	183.9	149.0	34.9	23.4%
Electronic Systems	342.4	141.5	200.9	142.0%	342.4	(204.9)	1.3	138.8	141.5	(2.7)	-1.9%
Night Vision	144.2	125.5	18.7	14.9%	144.2	0.0	0.0	144.2	125.5	18.7	14.9%
Systems	364.2	346.9	17.3	5.0%	364.2	0.0	0.0	364.2	346.9	17.3	5.0%
Intell & Info Warfare	68.1	1.8	66.3	NA	68.1	(66.3)	0.0	1.8	1.8	0.0	NA

Fluid Technology	984.3	985.2	(0.9)	-0.1%	984.3	(3.5)	75.0	1,055.8	985.2	70.6	7.2%
Industrial Process	227.0	192.0	35.0	18.2%	227.0	0.0	8.5	235.5	192.0	43.5	22.7%
Residential and Commercial Water Group	300.5	304.2	(3.7)	-1.2%	300.5	0.0	11.9	312.4	304.2	8.2	2.7%
Water & WasteWater	470.4	500.9	(30.5)	-6.1%	470.4	(3.5)	55.5	522.4	500.9	21.5	4.3%

Motion & Flow Control	326.6	370.2	(43.6)	-11.8%	326.6	(6.0)	16.9	337.5	370.2	(32.7)	-8.8%
Flow Control	45.0	61.0	(16.0)	-26.2%	45.0	(1.9)	4.7	47.8	61.0	(13.2)	-21.6%
Motion Technologies	103.3	128.4	(25.1)	-19.5%	103.3	0.0	9.0	112.3	128.4	(16.1)	-12.5%
Energy Absorption	30.9	34.7	(3.8)	-11.0%	30.9	0.0	0.3	31.2	34.7	(3.5)	-10.1%
Control Technologies	45.9	41.0	4.9	NA	45.9	(4.1)	0.2	42.0	41.0	1.0	2.4%
Interconnect Solutions	101.8	104.8	(3.0)	-2.9%	101.8	0.0	2.8	104.6	104.8	(0.2)	-0.2%

	Orders 3M 2008	Orders 3M 2007	Change 2008 vs. 2007	% Change 2008 vs. 2007	Orders 3M 2008	Acquisition Contribution 3M 2008	FX Contribution 3M 2008	Adj. Orders 3M 2008	Orders 3M 2007	Change Adj. 08 vs. 07	% Change Adj. 08 vs. 07

Defense Electronics & Services	1,793.6	1,401.6	392.0	28%	1,793.6	(471.6)	0.9	1,322.9	1,401.6	(78.7)	-5.6%

Fluid Technology	796.1	907.7	(111.6)	-12%	796.1	(3.3)	68.0	860.8	907.7	(46.9)	-5.2%

Motion & Flow Control	296.6	394.6	(98.0)	-25%	296.6	(4.8)	15.8	307.6	394.6	(87.0)	-22.0%

Total Segment Orders	2,885.3	2,700.2	185.1	7%	2,885.3	(479.7)	84.7	2,490.3	2,700.2	(209.9)	-7.8%

Note: Excludes intercompany eliminations.

ITT Corporation Non-GAAP Reconciliation
Reported vs. Organic Revenue / Orders Growth
Full Year 2008 & 2007

($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)

	Sales & Revenues FY 2008	Sales & Revenues FY 2007	Change 2008 vs. 2007	% Change 2008 vs. 2007	Sales & Revenues FY 2008	Acquisition / Other Contribution FY 2008	FX Contribution FY 2008	Adj. Sales & Revenues FY 2008	Sales & Revenues FY 2007	Change Adj. 08 vs. 07	% Change Adj. 08 vs. 07

ITT Corporation - Consolidated	11,694.8	9,003.3	2,691.5	29.9%	11,694.8	(1,948.7)	(98.5)	9,647.6	9,003.3	644.3	7.2%

Defense Electronics & Services	6,282.3	4,176.2	2,106.1	50.4%	6,282.3	(1,766.4)	2.2	4,518.1	4,176.2	341.9	8.2%
Communications Systems	1,141.8	850.0	291.8	34.3%	1,141.8	(208.9)	0.0	932.9	850.0	82.9	9.8%
Space Systems	594.8	605.8	(11.0)	-1.8%	594.8	0.0	(0.2)	594.6	605.8	(11.2)	-1.8%
Advanced Engineering & Sciences	968.7	485.0	483.7	99.7%	968.7	(297.9)	0.0	670.8	485.0	185.8	38.3%
Electronic Systems	1537.7	450.7	1,087.0	241.2%	1,537.7	(1,091.8)	2.4	448.3	450.7	(2.4)	-0.5%
Night Vision	500.7	484.7	16.0	3.3%	500.7	0.0	0.0	500.7	484.7	16.0	3.3%
Systems	1401.1	1,311.2	89.9	6.9%	1,401.1	0.0	0.0	1,401.1	1,311.2	89.9	6.9%
Intell & Info Warfare	185.1	1.8	183.3	NA	185.1	(183.4)	0.0	1.7	1.8	(0.1)	NA

Fluid Technology	3,840.6	3,509.1	331.5	9.4%	3,840.6	(9.9)	(49.7)	3,781.0	3,509.1	271.9	7.7%
Industrial Process	815.5	703.9	111.6	15.9%	815.5	0.0	10.3	825.8	703.9	121.9	17.3%
Residential and Commercial Water Group	1,263.8	1,183.3	80.5	6.8%	1,263.8	0.0	(25.1)	1,238.7	1,183.3	55.4	4.7%
Water & WasteWater	1,814.3	1,663.3	151.0	9.1%	1,814.3	(9.9)	(36.6)	1,767.8	1,663.3	104.5	6.3%

Motion & Flow Control	1,583.4	1,332.5	250.9	18.8%	1,583.4	(172.4)	(51.1)	1,359.9	1,332.5	27.4	2.1%
Flow Control	247.5	251.6	(4.1)	-1.6%	247.5	(23.3)	2.4	226.6	251.6	(25.0)	-9.9%
Motion Technologies	561.9	495.4	66.5	13.4%	561.9	0.0	(39.6)	522.3	495.4	26.9	5.4%
Energy Absorption	140.1	41.9	98.2	234.4%	140.1	(98.2)	(2.0)	39.9	41.9	(2.0)	-4.8%
Control Technologies	181.9	117.8	64.1	NA	181.9	(50.9)	(0.3)	130.7	117.8	12.9	11.0%
Interconnect Solutions	453.2	425.6	27.6	6.5%	453.2	0.0	(11.5)	441.7	425.6	16.1	3.8%

	Orders FY 2008	Orders FY 2007	Change 2008 vs. 2007	% Change 2008 vs. 2007	Orders FY 2008	Acquisition Contribution FY 2008	FX Contribution FY 2008	Adj. Orders FY 2008	Orders FY 2007	Change Adj. 08 vs. 07	% Change Adj. 08 vs. 07

Defense Electronics & Services	6,232.9	4,073.9	2,159.0	53%	6,232.9	(1,555.1)	0.7	4,678.5	4,073.9	604.6	14.8%

Fluid Technology	3,938.7	3,657.1	281.6	8%	3,938.7	(10.3)	(66.6)	3,861.8	3,657.1	204.7	5.6%

Motion & Flow Control	1,563.3	1,379.0	184.3	13%	1,563.3	(173.1)	(52.6)	1,337.6	1,379.0	(41.4)	-3.0%

Total Segment Orders	11,726.1	9,097.8	2,628.3	29%	11,726.1	(1,738.5)	(118.4)	9,869.2	9,097.8	771.4	8.5%

Note: Excludes intercompany eliminations.

ITT Corporation
Segment Operating Income & OI Margin
Fourth Quarter of 2008 & 2007

($ Millions)

	Q4 2008 As Reported	Q4 2007 As Reported	% Change 08 vs. 07

Sales and Revenues:
Defense Electronics & Services	1,636.0	1,177.9
Fluid Technology	984.3	985.2
Motion & Flow Control	326.6	370.2
Intersegment eliminations	(1.9)	(4.6)
Total Sales and Revenues	2,945.0	2,528.7

Operating Margin:
Defense Electronics & Services	11.5%	10.6%	90	BP
Fluid Technology	9.7%	12.7%	(300)	BP
Motion & Flow Control	-1.1%	10.3%	(1,140)	BP
Total Ongoing Segments	9.5%	11.4%	(190)	BP

Income:
Defense Electronics & Services	187.5	125.4	49.5%
Fluid Technology	95.7	125.4	-23.7%
Motion & Flow Control	(3.6)	38.0	-109.5%
Total Segment Operating Income	279.6	288.8	-3.2%

ITT Corporation
Segment Operating Income & OI Margin
Full Year 2008 & 2007

($ Millions)

	FY 2008 As Reported	FY 2007 As Reported	% Change 08 vs. 07

Sales and Revenues:
Defense Electronics & Services	6,282.3	4,176.2
Fluid Technology	3,840.6	3,509.1
Motion & Flow Control	1,583.4	1,332.5
Intersegment eliminations	(11.5)	(14.5)
Total Sales and Revenues	11,694.8	9,003.3

Operating Margin:
Defense Electronics & Services	11.6%	12.0%	(40)	BP
Fluid Technology	12.2%	12.3%	(10)	BP
Motion & Flow Control	12.1%	14.1%	(200)	BP
Total Ongoing Segments	11.9%	12.5%	(60)	BP

Income:
Defense Electronics & Services	727.0	502.7	44.6%
Fluid Technology	468.7	432.7	8.3%
Motion & Flow Control	191.7	187.4	2.3%
Total Segment Operating Income	1,387.4	1,122.8	23.6%

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Net Income & EPS
Fourth Quarter of 2008 & 2007

($ Millions, except EPS and shares)

	Q4 2008 As Reported	Q4 2008 Adjustments		Q4 2008 As Adjusted	Q4 2007 As Reported	Q4 2007 Adjustments		Q4 2007 As Adjusted	Change 2008 vs. 2007 As Adjusted	Percent Change 2008 vs. 2007 As Adjusted

Segment Operating Income	279.6			279.6	288.8			288.8

Interest Income (Expense)	(32.8)	2.3	#A	(30.5)	(27.6)			(27.6)
Other Income (Expense)	(2.5)			(2.5)	(2.8)			(2.8)
Corporate (Expense)	(36.4)			(36.4)	(39.8)			(39.8)

Income from Continuing Operations before Tax	207.9	2.3		210.2	218.6			218.6

Income Tax Expense	(32.4)	(28.6)	#B	(61.0)	(90.2)	20.0	#C	(70.2)

Total Tax Expense	(32.4)	(28.6)		(61.0)	(90.2)	20.0		(70.2)

Income from Continuing Operations	175.5	(26.3)		149.2	128.4	20.0		148.4

Diluted EPS from Continuing Operations	0.96	(0.14)		0.82	0.70	0.11		0.81	$0.01	1.2%

#A - Remove $2.3M additional interest Expense re FIN48 reserves.
#B - Remove Tax Expense of $28.6M related to prior year adjustments.
#C - Remove Tax Benefit of $20.0M.

ITT Corporation Non-GAAP Reconciliation
Reported vs. Adjusted Net Income & EPS
Full Year 2008 & 2007

($ Millions, except EPS and shares)

	FY 2008 As Reported	FY 2008 Adjustments		FY 2008 As Adjusted	FY 2007 As Reported	FY 2007 Adjustments		FY 2007 As Adjusted	Change 2008 vs. 2007 As Adjusted	Percent Change 2008 vs. 2007 As Adjusted

Segment Operating Income	1,387.4			1,387.4	1,122.8			1,122.8

Interest Income (Expense)	(109.5)	2.3	#A	(107.2)	(65.3)	(7.0)	#C	(72.3)
Other Income (Expense)	(13.1)			(13.1)	(13.4)			(13.4)
Corporate (Expense)	(177.3)			(177.3)	(145.6)			(145.6)

Income from Continuing Operations before Tax	1,087.5	2.3		1,089.8	898.5	(7.0)		891.5

Income Tax Expense	(312.3)	(36.4)	#B	(348.7)	(265.5)	(20.7)	#D	(286.2)

Total Tax Expense	(312.3)	(36.4)		(348.7)	(265.5)	(20.7)		(286.2)

Income from Continuing Operations	775.2	(34.1)		741.1	633.0	(27.7)		605.3

Diluted EPS from Continuing Operations	4.23	(0.19)		4.04	3.44	(0.15)		3.29	$0.75	22.8%

#A - Remove $2.3M additional interest Expense re FIN48 reserves.
#B - Remove Tax Expense of $36.4M related to prior year adjustments.
#C - Remove Interest Adjustment on Tax Audit Settlement of ($7.0M).
#D - Remove Tax Benefit of $20.7M primarily related to a favorable Audit Tax Settlement ($41.8M) partially offset by other adjustments ($21.1M)

ITT Corporation Non-GAAP Reconciliation
Cash From Operating Activities vs. Free Cash Flow
Fourth Quarter of 2008 & 2007

($ Millions)

	12M 2008	12M 2007

Net Cash - Operating Activities	1,119.6	798.1

Capital Expenditures	(248.7)	(239.3)

Cash Payment re sale/leaseback	-	44.8

Pension Pre-funding, net of tax	-	50.0

Free Cash Flow	870.9	653.6

Income from Continuing Operations	775.2	633.0

Free Cash Flow Conversion	112%	103%

ITT Corporation Non-GAAP Reconciliation
Year Ended 2008 & 2007 - Debt Coverage Ratios

($ Millions)

	December 31, 2008	December 31, 2007

Net Debt/Net Capitalization	27.9%	30.4%
Total Debt/Total Capitalization	41.2%	47.5%

Short Term Debt	1,679.0	3,083.0
Long Term Debt	467.9	483.0
Total Debt	2,146.9	3,566.0
Cash & Cash equivalents	964.9	1,840.0
Net Debt	1,182.0	1,726.0

Total Shareholders' Equity	3,059.9	3,944.8
Net Debt	1,182.0	1,726.0
Net Capitalization	4,241.9	5,670.8

CONTACT:
ITT Corporation
Andy Hilton, +1-914-641-2160
andy.hilton@itt.com